Exhibit 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Abacus Park General Partner Ltd	England
Abacus Park Nominee Ltd	England
Abacus Park Property General Partner Limited	England
AMAS Limited	England
Área Zero Consulting de Arquitectura e Interiorismo, S.L.	Spain
Barwood LaSalle Land General Partner Ltd	England
Barwood LaSalle Land Trustee Ltd	England
Blaren, LLC	Florida
Chicago Medical Office, L.L.C.	Delaware
CIN La Salle Property Services (London) Limited	England
CIN LaSalle Corporation	Illinois
CPPI Bridgewater Place General Partner Ltd	England
Dalian Jones Lang LaSalle Services Ltd	China
Development Partnership No 1 General Partner Ltd	England
Development Partnership No 1 Nominee	England
Diverse Real Estate Holdings Limited Partnership	Delaware
EC Corporation	Delaware
Eleven Eleven Construction Corporation	Illinois
ELPF Lafayette Manager, Inc.	Delaware
Environmental Governance Ltd	England
Euro Industrial (GP) Ltd	England
I & G Opportunity Fund, LLC	Delaware
Imobiliaria Jones Lang LaSalle Ltda.	Chile
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JLL 2002	England
JLL 2003 Limited	England
JLL Scottish II G.P., L.L.C.	Delaware
JLLCF DP Ltd	England
JLLINT, Inc.	Delaware
Jones Lang LaSalle - Carolinas, LLC	North Carolina
Jones Lang LaSalle - Central Texas, LLC	Texas
JONES LANG LASALLE - CIEC CO., LTD.	Beijing
Jones Lang LaSalle - Front Range, LLLP	Colorado
Jones Lang LaSalle - Houston, LLC	Texas
Jones Lang LaSalle - Minnesota, Inc.	Colorado
Jones Lang LaSalle - New Jersey, LLC	New Jersey
Jones Lang LaSalle - Northeast, Inc.	Texas
Jones Lang LaSalle - Northern California, Inc.	California
Jones Lang LaSalle - Raleigh, LLC	North Carolina
Jones Lang LaSalle - San Diego, Inc.	California
Jones Lang LaSalle - South Florida, LLC	Florida

Jones Lang LaSalle - Southeast, Inc.	Texas
Jones Lang LaSalle - Southwest, Inc.	Texas
Jones Lang LaSalle - Tennessee, LLC	Tennessee
Jones Lang LaSalle - Texas, Inc.	Texas
Jones Lang LaSalle - West Advisory, Inc.	California
Jones Lang LaSalle (PORTUGAL)-Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Advisory Services, Inc.	Texas
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Atlanta, L.L.C.	Maryland
Jones Lang LaSalle Bay Area, Inc.	California
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware
Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Benefit Holdings, L.L.C.	Delaware
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Capital Markets, Inc.	Texas
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Commercial Services - SoCal, Inc.	California
Jones Lang LaSalle Conseil SAS	France
Jones Lang LaSalle Construction Company, Inc.	Massachusetts
Jones Lang LaSalle Construction, Limited Partnership	Massachusetts
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Electronic Commerce Holdings Inc.	Delaware
Jones Lang LaSalle España, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Facilities K.K.	Japan
Jones Lang LaSalle Florida Holdings, LP	Florida
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle Gestion S.A.	France
Jones Lang LaSalle GIG Co-Investment, Inc.	Delaware
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang Lasalle Global Holdings BV	Netherlands
Jones Lang LaSalle Global Services - RR, Inc.	Texas
Jones Lang LaSalle Governmental Services, Inc.	Delaware
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Great Lakes, Inc.	Ohio
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holding (SAS)	France
Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware

Jones Lang LaSalle Incorporated	Maryland
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investment Sales, Inc.	Texas
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle Kentucky, LLC	Kentucky
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	Korea, Republic of
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda.	Bolivia
Jones Lang LaSalle Management Company of New Jersey, LLC	New Jersey
Jones Lang LaSalle Management Limited	Thailand
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Master Lease, Inc.	Virginina
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle of Pennsylvania, Inc	Virginina
Jones Lang LaSalle Operations, L.L.C.	Illinois
Jones Lang LaSalle Pension Trustees	England
Jones Lang LaSalle Portugal Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang LaSalle Principal, L.L.C.	Illinois
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Management Services SARL	France
Jones Lang LaSalle Real Estate Services, Inc.	Ontario
Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Regent Ltd	England
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle Retail Investments, L.L.C.	Delaware
Jones Lang LaSalle S.A.	Brazil
Jones Lang LaSalle S.A. de C.V.	Honduras
Jones Lang LaSalle S.p.A.	Italy
Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle Sallmanns Ltd	Hong Kong
Jones Lang LaSalle SAS	France
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services SAS	France

Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle Sociedad de Responsibilidad Limitada	Argentina
Jones Lang LaSalle Sp. z o.o.	Poland
Jones Lang LaSalle sprl	Belgium
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang Wootton Ltd	England
La Salle Partners International	England
Lakewood Equities Incorporated	Illinois
Land Building Management K.K.	Japan
LASALLE FUND MANAGEMENT BV	Netherlands
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Beheer BV	Netherlands
LaSalle Blooms General Partner Limited	England
LaSalle Caleast Tennessee, Inc.	Tennessee
LaSalle Canada Advisors, Inc.	Delaware
LaSalle Co-Investment Limited Partnership	Delaware
LaSalle Co-Investment Managment (General Partner) Limited	England
LaSalle D’Andrea Ranch, Inc.	Illinois
LaSalle D’Andrea Ranch, L.P.	Illinois
LaSalle Direct General Partner Limited	England
LaSalle Euro Growth II S.à.r.l.	Luxembourg
LaSalle Euro Growth Zwei Beteiligungs GmbH	Germany
LaSalle European Advisors, L.L.C.	Delaware
LaSalle European Investments, L.L.C.	Delaware
LaSalle French Fund II G.P., L.L.C.	Delaware
LaSalle Fund Management BV	Netherlands
LaSalle Funds General Partner ltd	England
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle GIG Investments, L.L.C.	Delaware
LaSalle GmbH	Germany
LaSalle GRV Investments, L.L.C.	Delaware
Lasalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Advisors K.K.	Japan
LaSalle Investment Limited Partnership II	Delaware
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management (Securities), Inc.	Maryland
LaSalle Investment Management (Securities), L.P.	Maryland
LaSalle Investment Management Asia Pte Ltd	Singapore
LaSalle Investment Management Development Fund (General Partner) Limited	England
LaSalle Investment Management Espana, SL	Spain
LaSalle Investment Management K.K.	Japan

Lasalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management Mexico, S. de R.L. de C.V.	Mexico
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities BV	Netherlands
LaSalle Investment Management, Inc.	Maryland
LaSalle Italia SRL	Italy
LaSalle Kingwood, L.L.C.	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Holdings, L.P./Gestion LaSalle Mexico S.E.C.	Quebec
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle Orlando Southwest, Inc.	Illinois
LaSalle Orlando Southwest, L.P.	Illinois
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Plaza 100, L.L.C.	Delaware
LaSalle Student Housing, L.L.C.	Delaware
LaSalle Sun Investors, Inc.	Illinois
LaSalle Sun Investors, L.P.	Illinois
LaSalle UK Commercial Management Company Sarl	Luxembourg
LaSalle UK Ventures (General Partner) Limited	England
LaSalle UKV Co-Investor GP LLC	Delaware
LaSalle Wildwood, L.L.C.	Delaware
LaSalle/Galleria Corporation	Illinois
LaSalle/Galleria Limited Partnership (2004 Formation)	Illinois
LIC II (General Partner) Limited	England
LIM Advisory Services Sàrl	Luxembourg
LIM Associates, L.L.C.	Delaware
LIM Consejeros, S. de R.L. de C.V.	Mexico
LMF Investments, LLC	Delaware
LUKV/CPP Co-Investment, L.P.	Delaware
Merlin UK Property Investments, L.L.C.	Delaware
Merlin UK Property Venture GP Limited	England
New England - Jones Lang LaSalle, LLC	Virginina
Octane Ventures, LLC	Delaware
Principal Sydney Development Pty Limited	Australia
Red River GP, L.L.C.	Delaware
RIGF, Inc.	Delaware
Rogers Chapman UK Ltd	England
S & S Equities, Inc.	Illinois
S&S PR One LLC	Delaware
S&S PR Two LLC	Delaware
SC-FR, LLC	Colorado
Spaulding and Slye Federal Services LLC	Delaware
Thompson Calhoun Fair, LLC	Georgia
Trizec Real Estate Services, LLC	Delaware
West Dublin/Pleasanton Station Venture, Inc.	California